[Joint Press Release]
Company Name: Murata Manufacturing Co., Ltd.
Representative: Tsuneo Murata, President
(Stock code: TSE/OSE 6981)
Inquiries: Yoshihiro Nomura, Public Relations Manager
(TEL: 075-955-6786)
Company Name: Peregrine Semiconductor, Inc.
Representative: James Cable, Chairman and CEO
(NASDAQ: PSMI)
Inquiries: Jonathan Goldberg
(TEL: +1 858 232 7864)

Murata to Acquire Peregrine Semiconductor for $12.50 per share in cash.
Acquisition enhances Murata’s position as a world’s leading provider of RF system solutions
KYOTO and SAN DIEGO, Calif., August 22, 2014 – Murata Electronics North America, Inc., a wholly owned subsidiary of Murata Manufacturing Co., Ltd., and Peregrine Semiconductor Corporation (Peregrine) (NASDAQ: PSMI) today announced that they have entered into a definitive agreement under which Murata will acquire all outstanding shares of Peregrine not owned by Murata , for $12.50 per share in cash, or a total transaction value of $471 million ( $465 million excluding Murata’s existing holding ) Peregrine is the founder of RF SOI (silicon on insulator) and pioneer of advanced Radio Frequency (RF) solutions and is a leading provider of RF front-end (RFFE) solutions for mobile and analog applications. Upon closing of the transaction, Peregrine will become part of Murata’s strategy to expand its core business. Peregrine will become a wholly owned subsidiary of Murata and continue with its current business model of solving the world’s toughest RF challenges.

“This acquisition will combine Murata’s world-leading mobile RF module capabilities with Peregrine’s best-in-class RF front-end products. Peregrine has a team of talented RF engineers,” said Norio Nakajima, Executive Vice President , Director of Communication Business Unit of Murata. “Peregrine invented RF SOI, has led its development for 20 years, and accomplished a large number of industry firsts. We have worked closely with them for many years. Their innovation, including the Global One all-silicon integrated RF front-end, is a key strategic area for the mobile industry. This transaction will deepen our existing partnership and position us to meet the expanding opportunities in this field ”.
“Murata is the world’s leading RF module and filter provider, and we have benefited from our many years of partnership with them. The combination of Murata’s leading products with Peregrine’s leading-edge SOI products will position us to compete aggressively in our chosen markets,” said Jim Cable, PhD, Chairman and CEO of Peregrine Semiconductor. “As part of the Murata team, we will be able to expand our existing partnership and speed the industry’s transition to an integrated, all-CMOS RF front-end. We remain committed to providing leading solutions to customers in all our current markets. We have huge respect for Murata’s capabilities, and look forward to jointly accomplishing great things.”
The acquisition will deliver to Murata advanced RF Front-end capabilities and the world’s best Silicon on Insulator (SOI) process technology, key areas for the growing integration of mobile technologies. The radio requirements of smartphones and other wireless devices continue to grow more complex. This complexity can only be solved with silicon technology. Peregrine supplies many wireless markets, including: smartphones, test & measurement, automotive, public safety radio and wireless Infrastructure. Peregrine will also provide Murata with a strong portfolio of Intellectual Property Rights (IPR) covering the entire RF SOI front-end.
The transaction, which has been approved by both companies’ boards of directors, is expected to close by the end of 2014 or early 2015, subject to Peregrine’s stockholders’ approval, regulatory approvals, and other customary closing conditions.
Peregrine Semiconductor – Solving the World’s Toughest RF Challenges
Peregrine Semiconductor Corporation (NASDAQ: PSMI) founder of RF SOI (silicon on insulator), is a leading fabless provider of high-performance, integrated RF solutions. Since 1988 Peregrine and its founding team have been perfecting UltraCMOS® technology - a patented, advanced form of SOI - to deliver the performance edge needed to solve the RF market's biggest challenges, such as linearity. With products that deliver best-in-class performance and monolithic integration, Peregrine is the trusted choice for market leaders in automotive, broadband, industrial, Internet of Things, military, mobile devices, smartphones, space, test-and-measurement equipment and wireless infrastructure. Peregrine holds more than 180 filed and pending patents and has shipped over 2 billion UltraCMOS units. For more information, visit http://www.psemi.com.
About Murata
Murata Manufacturing Co., Ltd. is a worldwide leader in the design, manufacture and sale of ceramic-based passive electronic components & solutions, communication modules and power supply modules. With annual revenues of ¥846 billion (~8.4B USD) , Murata is committed to the development of advanced electronic materials and leading-edge, multi-functional, high-density modules. The company has employees and manufacturing facilities throughout the world. For more information, visit Murata's website at http://www.murata.com/
Advisors
Deutsche Bank and Evercore acted as financial advisors to Peregrine and Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP acted as legal advisor. Mitsubishi UFJ Morgan Stanley acted as financial advisor to Murata, and Simpson Thacher & Bartlett LLP acted as legal advisor.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “will,” “expects,” “believes” and words or phrases of similar import. Actual results could differ materially from those projected or forecast in the forward-looking statements. The factors that could cause actual results to differ materially include, without limitation, risks or uncertainties associated with: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against Peregrine and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction; and other factors described in Peregrine’s Annual Report on Form 10-K for the year ended December 28, 2013 filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by Peregrine. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, forward-looking statements should not be relied upon as predictions of future events or as representing Murata’s or Peregrine’s views as of any date subsequent to the date hereof. Murata and Peregrine assume no obligation to update the information in this press release, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Peregrine by Murata. In connection with the proposed transaction, Peregrine intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF PEREGRINE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING PEREGRINE’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by Peregrine free of charge from Peregrine’s website (http://www.psemi.com) under the tab “Investors”. In addition, the proxy statement and other documents filed by Peregrine with the SEC (when available) may be obtained from Peregrine free of charge by directing a request to Peregrine, [Office of the Secretary], 9380 Carroll Park Drive, San Diego, CA 92121 or (858) 731-9400.

Participants in Solicitation
Peregrine and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Peregrine common stock in respect of the proposed transaction. Security holders may obtain information regarding Peregrine and its directors and executive officers, including their respective names, affiliations and interests, in Peregrine’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, which was filed with the SEC on February 19, 2014, and its definitive proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 20, 2014. To the extent holdings of Peregrine securities have changed since the amounts contained in the definitive proxy statement for the 2014 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction when it becomes available.

Additional Information and Where to Find It
In connection with the proposed transaction, Peregrine will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). SECURITY HOLDERS OF PEREGRINE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Peregrine, 9380 Carroll Park Road, San Diego, CA 92121 (Telephone: 858-731-9499). In addition, documents filed with the SEC by Peregrine are available free of charge at the SEC's web site at www.sec.gov.
Peregrine and its directors, executive officers and certain other members of its management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Peregrine’s stockholders in connection with the transaction, which may be different than those of Peregrine stockholders generally. Information regarding the interests of such directors and executive officers is included in Peregrine’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of Peregrine’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC's web site at http://www.sec.gov and from Investor Relations, Peregrine, 9380 Carroll Park Road, San Diego, CA 92121 (Telephone: 858-731-9499).

Murata Contacts:
Junko Matsumura for Press: +81 75 955 6786
Harumi Sekiguchi for Press: +81 75 955 6786

Peregrine Contacts:
Jonathan Goldberg for Investor Relations: +1 858 232 7864
Jackie Townsend for Press: +1 619 247 3569